SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 18, 1997


                              Intercell Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Colorado                 0-14306                  84-0928627
  --------------           ------------           -------------------
    (State of              (Commission              (IRS Employer
  incorporation)           File Number)           Identification No.)


                       370 Seventeenth Street, Suite 3290
                             Denver, Colorado 80202
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 592-1010

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Effective July 18, 1997, Intercell Corporation (the "Company") sold, transferred, assigned and delivered certain assets, liabilities, rights and obligations of the Company and its wholly-owned subsidiaries (collectively, the "Assets") to Intercell Technologies Corporation, a Colorado corporation, formerly known as both "Secure Luggage Systems, Inc." and "Emulation Products, Inc." (the "Buyer"), pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated July 18, 1997 between the Company and Buyer and the additional agreements contemplated therein (the "Transaction"). In accordance with the terms and provisions of the Stock Purchase Agreement the Company took the following actions, among others:

          (i) transferred and assigned to the Buyer (A) all of the issued and outstanding shares of common stock, no par value per share, of the Company's wholly-owned subsidiary Intercell Wireless Corp., an Arizona corporation ("Wireless"), and (B) all of the issued and outstanding shares of common stock, no par value per share, of the Company's wholly-owned subsidiary Cellular Magnetics, Inc., doing business as M.C. Davis Company, an Arizona corporation ("CMI");

          (ii) transferred and assigned to the Buyer all of the Company's right, title and interest in and to those certain patent applications, nos.
     08/658,355 and 08/715,796, relating to the design of a dual resonance antenna for use in portable telephones (collectively, the "Patents");

          (iii) transferred and assigned to Buyer certain office furniture and equipment located on the premises of the Company's Scottsdale, Arizona office valued at $75,000;

          (iv) loaned to the Buyer $375,000 to be repaid by the Buyer pursuant to the terms of a $375,000 Promissory Note discussed below, and paid certain expenses and legal fees of Messrs. Terry W. Neild and Lou Ross in the aggregate amount of $46,736.

     As consideration for the properties, rights and agreements conveyed by the Company to the Buyer, the Buyer and certain officers and directors of the Buyer paid the following consideration, delivered the following documents and took the following actions, among others (collectively, the "Purchase Price"):

          (t) issued and delivered to the Company 6,269,226 newly-issued shares of the Buyer's common stock, no par value per share (the "Common Stock");

          (u) issued and delivered to the Company warrants (the "Warrants") to purchase 6,269,226 shares of Common Stock, at an exercise price of $2.25 per share, which Warrants are exercisable for a period of three years and become exercisable on July 18, 1998;

          (v) agreed to register the Common Stock, the Warrants, and the Common Stock issuable upon exercise of the Warrants with the Securities and Exchange Commission no later than July 31, 1998;

          (w) transferred and assigned 1,100,000 shares of the Company's no par value common stock to the Company, which are currently being held as treasury shares. A substantial majority of these shares were previously held by Terry W. Neild and Lou Ross;

          (x) executed and delivered secured promissory notes (the "Notes") in the amounts of $2,200,000 and $375,000, respectively, each bearing interest at the rate of ten percent (10%) per annum. The $2,220,000 Note is due and payable on or before April 1, 2007 and secured by the common stock of CMI. The $375,000 Note is due and payable on November 30, 1997 and secured by the office furniture purchased by the Buyer from the Company;

          (y) executed and delivered that certain Royalty Agreement dated as of July 18, 1997, under which the Buyer agreed to pay the Company a 10% royalty on all gross revenues derived from the sale of products utilizing the technology contained in the Patents, with an aggregate cap of $5,000,000 on total royalties paid; and

          (z) assumed full liability and responsibility for all operating expenses associated with CMI and Wireless, including all related personnel and compensation expenses.

     At the time the Transaction was proposed, Mr. Neild served as a director and Executive Vice President of the Company as well as a director and executive officer of CMI and Wireless, and Mr. Ross acted as a consultant to the Company. Mr. Terry W. Neild currently is a director, President and Chief Executive Officer of the Buyer and Mr. Ross is a director of the Buyer. The Company's Board of Directors (the "Board") were advised of the material relationships that existed in regard to the Transaction. Mr. Neild tendered, and the Board accepted, his resignation as a director and as Executive Vice President on May 28, 1997. Mr. Neild did not take part in either the discussion or the decision approving the Transaction.

     Prior to approving the Transaction, the Board commissioned William Scott & Company, LLC ("William Scott"), an independent investment banking firm, to review and provide a fairness opinion on the terms of the Transaction, which opinion was received and considered by the Board.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial statements present pro forma financial information for the Company giving effect to the Transaction. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1997 is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 1997 is presented as if the transaction had occurred on October 1, 1996. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1996 has not been included as the Company's results of operations for that period did not include the operations of Wireless or CMI. Wireless was formed subsequent to September 30, 1996 and CMI was purchased by the Company on September 30, 1996. The following unaudited pro forma condensed consolidated financial information and notes thereto do not purport to represent what the Company's results of operations or financial position would have been if such Transaction had in fact occurred on such dates and should not be viewed as predictive of the Company's financial results or condition in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements of the Company and subsidiaries in the Company's Annual Report on Form 10-K for the year ended September 30, 1996 and Quarterly Report on Form 10-Q for the period ending March 31, 1997.

                                                             AS OF MARCH 31, 1997
                                         ------------------------------------------------------------
                                                           Businesses         Pro
                                                              to be          forma
                                         Historical         Disposed      Adjustments       Pro Forma
                                         ----------         --------      -----------       ---------
ASSETS
Current Assets:
  Cash and investments .............   $  7,029,000        (197,000)       (345,000)(1)      6,487,000
  Accounts receivable, Net .........        967,000        (182,000)           --              785,000
  Inventories ......................      1,398,000        (239,000)           --            1,159,000
  Prepaid expenses and other
    current assets .................        137,000          (7,000)           --              130,000
                                       ------------    ------------    ------------       ------------
    Total Current Assets ...........   $  9,531,000        (625,000)       (345,000)         8,561,000

Investment land held for sale ......      1,424,000            --              --            1,424,000
Investment in affiliated company ...           --              --         1,965,000          1,965,000
Property, plant and equipment ......      2,248,000        (370,000)        (75,000)(2)      1,803,000
Goodwill ...........................      1,438,000      (1,092,000)           --              346,000
Other assets .......................         54,000            --              --               54,000
                                       ------------    ------------    ------------       ------------
    Total Assets ...................   $ 14,695,000      (2,087,000)      1,545,000         14,153,000
                                       ============    ============    ============       ============

                                       4

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
  Accounts payable and accrued
    liabilities ....................   $    868,000        (157,000)           --              711,000
Stockholder's equity:
  Convertible preferred stock ......      4,800,000            --              --            4,800,000
  Warrants .........................      3,051,000            --              --            3,051,000
  Common stock .....................     17,135,000            --              --           17,135,000
  Treasury stock ...................           --              --          (385,000)(4)       (385,000)
  Deferred compensation ............       (199,000)           --              --             (199,000)
  Accumulated deficit ..............    (10,960,000)           --              --          (10,960,000)
                                       ------------    ------------    ------------       ------------
    Total Stockholder's Equity .....     13,827,000            --          (385,000)        13,442,000
                                       ------------    ------------    ------------       ------------

Total Liabilities and Stockholder's
  Equity ...........................   $ 14,695,000        (157,000)       (385,000)        14,153,000
                                       ============    ============    ============       ============

                                                     SIX MONTHS ENDED MARCH 31, 1997
                                      ----------------------------------------------------------------
                                                         Businesses         Pro
                                                            to be          forma
                                         Historical       Disposed      Adjustments         Pro Forma
                                         ----------       --------      -----------         ---------
Revenue ...........................   $  3,448,000      (1,046,000)           --            2,402,000
Cost of Sales .....................      2,441,000        (721,000)           --            1,720,000
                                      ------------    ------------    ------------       ------------
  Gross Profit ....................      1,007,000        (325,000)           --              682,000

Selling, General and Administrative
  Expenses ........................      3,290,000        (321,000)          5,000          3,011,000
                                                                           (47,000)(6)
Research, & Development Expenses ..      1,189,000        (113,000)           --            1,076,000
                                      ------------    ------------    ------------       ------------
  Operating Profit (Loss) .........     (3,472,000)       (109,000)        (42,000)        (3,405,000)

Interest income, net ..............        161,000            --              --              161,000
Other income (expenses) ...........        (70,000)        (59,000)           --              (11,000)
                                      ------------    ------------    ------------       ------------
  Net income (loss) ...............   $ (3,381,000)       (168,000)        (42,000)        (3,255,000)
                                      ============    ============    ============       ============

Deemed preferred stock dividend
  relating to in-the-money
  conversions .....................        717,000           --               --              717,000

Accretion .........................        295,000           --               --              295,000
                                      ------------    ------------    ------------       ------------
Net loss applicable to
  Common Stockholders .............     (4,393,000)                                        (4,267,000)

Net Loss Per Share ................          (0.26)                                             (0.27)
Weighted average shares ...........     16,996,221                                         15,896,221

                                       5

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     1. Represents a cash loan of $300,000 to Buyer and the payment of $45,000 for certain liabilities assumed by the Buyer.

     2. Represents the sale of certain of the Company's corporate office furniture and equipment at net book value.

     3. Investment in Affiliated Company consists of the Notes, 6,269,226 common shares and warrants of Buyer, primarily valued at the Company's historical book value of the net assets transferred as the Transaction does not involve the culmination of the earnings process.

     4. Represents the transfer of 1,100,000 shares of the Company's no par value common stock, a substantial majority of which were previously held by Terry W. Neild and Lou Ross, former affiliates of the Company.

     5. Represents the elimination of deprecation expense recorded for the Company's corporate office furniture and equipment sold to the Buyer in the Transaction.

     6. Represents the accrual of certain expenses and legal fees assumed by the Company on behalf of the Buyer.

                                        6

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         B.       Pro Forma Financial Information.

                  The pro forma financial information on the Transaction is contained in Item 2 of this Report.

         C.       Exhibits.

                   2.01   Stock  Purchase  Agreement dated July 18, 1997 between
                          Intercell  Corporation   and   Intercell  Technologies
                          Corporation and Addendum to Stock Purchase Agreement.

                  10.01   Patent Assignment Agreement dated as  of July 18, 1997
                          between    Intercell    Corporation    and   Intercell
                          Technologies Corporation.

                  10.02   Warrant  Agreement  dated as of July 18, 1997  between
                          Intercell  Corporation  and    Intercell  Technologies
                          Corporation.

                  10.03   Royalty  Agreement  dated as of July 18, 1997  between
                          Intercell Corporation    and    Intercell Technologies
                          Corporation.

                  10.04 $2,200,000 Promissory Note dated as of July 18, 1997, between Intercell Technologies Corporation (as maker) and Intercell Corporation (as holder).

                  10.05   Stock  Pledge  and  Security  Agreement dated July 18,
                          1997  between  Intercell  Corporation  and   Intercell
                          Technologies Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERCELL CORPORATION



Date:  August 4, 1997              By:  /s/ Alan M. Smith
                                        ----------------------------------------
                                        Alan M. Smith,  Chief Financial Officer,
                                        Secretary and Treasurer

                                LIST OF EXHIBITS

     2.01 Stock Purchase Agreement dated July 18, 1997 between Intercell Corporation and Intercell Technologies Corporation.

    10.01 Patent Assignment Agreement dated as of July 18, 1997 between Intercell Corporation and Intercell Technologies Corporation.

    10.02 Warrant Agreement dated as of July 18, 1997 between Intercell Corporation and Intercell Technologies Corporation.

    10.03 Royalty Agreement dated as of July 18, 1997 between Intercell Corporation and Intercell Technologies Corporation.

    10.04  $2,200,000  Promissory  Note  dated  as  of July  18,  1997,  between
           Intercell   Technologies   Corporation   (as maker)   and   Intercell
           Corporation (as holder).

    10.05 Stock Pledge and Security Agreement dated July 18, 1997 between Intercell Corporation and Intercell Technologies Corporation.